UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 30, 2016 (September 29, 2016)

TETRA Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes in Executive Compensation

As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission ("SEC") on February 26, 2016, as part of the Company's general salary and wage reductions, the Compensation Committee (the "Compensation Committee") of the Board of Directors of TETRA Technologies, Inc. (the "Company"), at the request of Company management, approved ten percent (10%) reductions in the base annual salaries of certain officers of the Company, including all of the officers who were identified as named executive officers in the Company's 2015 proxy statement (the "Initial Reductions"). Such Initial Reductions were effective for the six-month period from February 6, 2016 through August 5, 2016. As previously disclosed in the Current Report on Form 8-K filed with the SEC on August 10, 2016, the Initial Reductions were extended from October 1, 2016 to January 6, 2017.

In addition, as previously disclosed in the Current Report on Form 8-K filed with the SEC on May 6, 2016, the Compensation Committee of the Board of Directors of the Company, at the request of Company management, approved additional ten percent (10%) reductions in the base annual salaries of certain officers of the Company (as reduced by the Initial Reductions), including all of the officers who were identified as named executive officers in the Company's 2016 proxy statement (the "Second Reductions"). Such Second Reductions commenced on May 14, 2016 and continued through September 30, 2016.

As part of the Company's extension of similar reductions applicable to a majority of its U.S.-based employees, on September 29, 2016 the Compensation Committee, at the request of Company management, determined that the Second Reductions, which cover all of the officers who were identified as named executive officers in the Company's 2016 proxy statement, should be extended from October 1, 2016 to January 6, 2017, unless further extended by the Committee.

Item 8.01. Other Events.

In order to align the compensation of our board members with employee wage and salary reductions, the non-employee directors of the Company previously agreed to a 10% reduction in their annual cash retainers and meeting fees for the period March 1, 2016 through August 31, 2016 (the “First Reduction”). On May 3, 2016, the non-employee directors voluntarily agreed to an additional 10% reduction in their annual cash retainers and meeting fees for the period May 1, 2016 through September 30, 2016 (the “Subsequent Reduction”). On August 3, 2016, the non-employee directors of the Company voluntarily agreed to an extension of the First Reduction for the period September 1, 2016 through December 31, 2016. On September 29, 2016, the non-employee directors of the Company voluntarily agreed to an extension of the Second Reduction for the period October 1, 2016 through December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/Stuart M. Brightman
Stuart M. Brightman
President & Chief Executive Officer
Date: September 30, 2016

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